UNITED STATES  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2015

Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.

(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

604.764.7646

Registrant's telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

 (a) Dismissal of Independent Registered Public Accounting Firm

On April 15th, 2015, our board of directors dismissed GBH CPAs, PC (“GBH”), as the Company’s independent registered public accounting firm.

GBH’s report on the financial statements for the fiscal years ended December 31, 2013 and 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal the years ended December 31, 2014 and 2013, and in the subsequent interim period through April 15th, 2015, the date of dismissal of GBH, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through April 15, 2015, the date of dismissal of GBH, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to GBH and requested GBH to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not GBH agrees with the above disclosures. A copy of GBH’s response letter will be filed by amendment hereto.

 (b) New Independent Registered Public Accounting Firm

On April 15, 2015, our board of directors approved the engagement of  Michael T. Studer CPA P.C.  (“MTS”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period prior to the engagement of MTS, the Company has not consulted MTS regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v))."

SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen-Agra, Inc.

By /s/ Rene Hamouth

Date: May 21, 2015

Rene Hamouth

Chairman of the Board / Director